Exhibit 99.2

FDIC-Assisted Acquisition Old Southern Bank March 12, 2010 NASDAQ: HOMB www.homebancshares.com

Forward Looking Statements This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include: factors listed in the Company's 10-K as filed with the Securities and Exchange Commission; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management's estimate of the adequacy of the allowance for loan losses; legislative or regulatory changes or changes in accounting principles, policies or guidelines; management's estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular. We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements set forth in this presentation to reflect new information, future events or otherwise.

Transaction Overview Acquired approximately $341 million in assets & assumed approximately $326 million in liabilities All loans and other real estate owned are covered by FDIC loss protection No holding company assets or liabilities were included Acquired branches will operate as Centennial Bank, a wholly-owned subsidiary of Home BancShares, Inc. Branches will be open for normal business hours Monday, March 15

Strategic Opportunity Expand our Florida footprint into Lake, Orange & Seminole counties Deposit market growth potential 16% greater than the 5-year national average Household income growth potential 10% greater than the 5-year national average Loan market growth potential 36% greater than the 5-year national average Moderately accretive to net income and earnings per share Slightly accretive to book value and tangible book value Leverages a portion of our excess capital

HOMB Capital Strength Ratio 2008 Actual 2009 Pro-forma 2009 Benchmark Leverage 10.87% 17.42% 15.53% 5.00% Tier 1 12.70% 20.76% 19.78% 6.00% Total RBC 13.95% 22.02% 21.04% 10.00% TCE $226,459 $357,961 $358,864 Tier 1 capital $278,427 $455,098 $457,255 Total RBC $306,000 $482,690 $486,344 (in thousands) TCE to tangible assets 8.97% 13.63% 12.14% Book Value $14.25 $16.18 $16.34 Tangible Book Value $11.40 $13.93 $13.97 (Pro-forma = HOMB + Old Southern)

Florida Pro-Forma Footprint Acquired Branch Location Existing Branch Locations FLORIDA Port Charlotte Punta Gorda Marco Island Key Largo Islamorada Marathon (3) Big Pine Key West (2) Summerland 19 Branches (As of March 2010) Branch Locations Acquired Branch Existing Branches Charlotte County, FL - 2 Collier County, FL - 1 Monroe County, FL - 9 Lake County, FL 1 - Orange County, FL 4 - Seminole County, FL 2 - Total 7 12 Orlando (3) Winter Park Longwood (2) Clermont

Historical Acquisitions Year Acquired Bank Location Assets (in millions) 2003 Community Bank Cabot, AR $326 2005 Twin City Bank North Little Rock, AR $633 2005 Marine Bank Marathon, FL $258 2005 Bank of Mountain View Mountain View, AR $203 2008 Centennial Bank Little Rock, AR $234

Deposit Composition Non-interest Savings CDs Brokered East 302 715 784 34 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 DDA/NOW Svgs/MMDA CDs Brokered East 329 867 925 34 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Non-interest Savings CDs brokered East 27 152 141 0 West 30.6 38.6 31.6 North 45.9 46.9 45 43.9 HOMB Old Southern HOMB - Pro Forma As of December 31, 2009 Non-interest bearing Savings & Interest bearing Time deposits Brokered (non-CDARS) HOMB Acquired Deposits HOMB Pro Forma Non-interest bearing $ 302 $ 27 $ 329 Savings & Interest bearing 715 152 867 Time deposits 784 141 925 Brokered (non-CDARS) 34 - 34 $1,835 $ 320 $ 2,155 43% 39% 16% 2% 44% 48% 8% 43% 40% 15% 2%

Florida Deposit Market Share Selected Markets Branch Count HOMB Pro-forma Deposits 6/30/09 Total Deposits in Market Deposit Market Share Rank Deposit Market Share % Key West-Marathon, FL MSA 9 $206 $2,226 3 9.3 Port Charlotte/Punta Gorda 2 15 2,499 11 0.6 Naples - Marco Island MSA 1 21 11,325 30 0.2 Lake County, FL 1 83 5,032 10 1.6 Orange County, FL 4 200 21,824 16 0.9 Seminole County, FL 2 88 6,258 15 1.4 (Dollars in Millions) Source: FDIC as of 6/30/09. Home BancShares Inc. Pro-Forma

Loan Composition Loan Type Acquired Florida $ Amount (in millions) Florida Pro-forma $ Amount (in millions) HOMB Pro-forma Total (in millions) % of Pro-forma Total Loans Commercial RE (Non-farm/non-residential & agri.) $ 98 $ 244 $ 941 42% Construction/Land Development 119 166 487 22% Residential Real Estate 22 121 467 21% Commercial & Industrial (a) 35 48 265 12% Consumer 1 6 40 2% Other - 5 25 1% Total $ 275 $ 590 $ 2,225 100% (a) Includes Agricultural. (Dollars in Millions, As of December 31, 2009)

Contact Information Corporate Headquarters Home BancShares, Inc. 719 Harkrider St., Suite 100 P.O. Box 966 Conway, AR 72033 Financial Information Brian S. Davis Chief Accounting Officer & Investor Relations Officer (501) 328-4770 bdavis@homebancshares.com Website www.homebancshares.com

FDIC-Assisted Acquisition Old Southern Bank March 12, 2010 NASDAQ: HOMB www.homebancshares.com